UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2008

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada, M5A 4K9	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 416-362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On April 17, 2008, Element 21 Golf Company (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of the Company to effectuate a 1 for 20 reverse stock split of the Company’s issued and outstanding shares of common stock as of April 17, 2008. Fractional shares will not be issued but instead will be rounded up to the next whole number. In connection with this reverse stock split, the National Association of Securities Dealers Automated Quotation System (NASDAQ) notified the Company on April 24, 2008 that the reverse split would take effect on April 25, 2008 and that the new symbol of the Company is ETGF.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT 21 GOLF COMPANY

Date: April 24, 2008	By:	/s/ Nataliya Hearn
Nataliya Hearn President and Chief Executive Officer